SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         November 25,1997

ADVANTA Home Equity Loan Trust 1997-3

New York                   333-21265                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the October, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-3
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the October, 1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-3, Class A issued by the ADVANTA Home Equity Loan Trust 1997-3.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the October, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-3, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-3.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-3

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



November 26, 1997

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-3

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1         147,390,000.    144,326,740.           668,0      5,794,772        6,462,849.94
A-2           68,375,000      68,375,000           376,6                          376,632.29
A-3           37,587,000      37,587,000           209,5                          209,547.52
A-4           23,612,000      23,612,000           135,1                          135,178.70
A-5           19,000,000      19,000,000           110,3                          110,358.33
A-6           33,411,000      33,411,000           203,2                          203,250.25
A-7           42,500,000      42,500,000           245,0                          245,083.33
A-8         110,000,000.    108,247,194.           504,7      1,972,410        2,477,145.02
A-9         365,000,000.    361,643,461.        1,714,80      3,777,055        5,491,860.59
A-IO                                               177,0                          177,083.33
B-1           12,750,000      12,750,000            82,0                           82,025.00
M-1           14,875,000      14,875,000            89,2                           89,250.00
M-2           25,500,000      25,500,000           156,6                          156,612.50
R                                                                                              -

Totals      900,000,000.    891,827,396.        4,672,63    11,544,238.      16,216,876.80

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                         138,531,968.      5.746250%       5.777500%
A-2                                           68,375,000      6.610000%       6.610000%
A-3                                           37,587,000      6.690000%       6.690000%
A-4                                           23,612,000      6.870000%       6.870000%
A-5                                           19,000,000      6.970000%       6.970000%
A-6                                           33,411,000      7.300000%       7.300000%
A-7                                           42,500,000      6.920000%       6.920000%
A-8                                         106,274,784.      5.746250%       5.817500%
A-9                                         357,866,406.      5.886250%       5.917500%
A-IO                                                          5.000000%       5.000000%
B-1                                           12,750,000      7.720000%       7.720000%
M-1                                           14,875,000      7.200000%       7.200000%
M-2                                           25,500,000      7.370000%       7.370000%
R                                                             0.000000%       0.000000%

Totals                                      880,283,158.69

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WDP8          979.216639        4.532719      39.315913       43.848632     939.900726
A-2        00755WDQ6                1000        5.508333              0        5.508333           1000
A-3        00755WDR4                1000           5.575              0           5.575           1000
A-4        00755WDS2                1000           5.725              0           5.725           1000
A-5        00755WDT0                1000        5.808333              0        5.808333           1000
A-6        00755WDU7                1000        6.083333              0        6.083333           1000
A-7        00755WDV5                1000        5.766667              0        5.766667           1000
A-8        00755WDW3          984.065403        4.588497      17.931003         22.5195       966.1344
A-9        00755WDX1          990.804005        4.698097      10.348097       15.046194     980.455909
A-IO       00755WEB8                   0        0.196759              0        0.196759              0
B-1        00755WEA0                1000        6.433333              0        6.433333           1000
M-1        00755WDY9                1000               6              0               6           1000
M-2        00755WDZ6                1000        6.141667              0        6.141667           1000
R          AM9703114                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc        9,599,78        1,388,24         230,25                           75,0
        % of Pool Balanc        2.29293%        0.33159%       0.05500%        0.00000%       0.01791%
        Number of Loans              180              30              5               0              1
        % of Loans              2.29768%        0.38295%       0.06382%        0.00000%       0.01276%
Group 2 Principal Balanc      10,551,034        1,707,64         173,96                         287,59
        % of Pool Balanc        2.25807%        0.36546%       0.03723%        0.00000%       0.06155%
        Number of Loans              114              20              2               0              2
        % of Loans              2.33463%        0.40958%       0.04096%        0.00000%       0.04096%

                                        Loans in Bankrup       Group 1            579,929.08
                                                               Group 2            687,197.30
                                                                               1,267,126.38

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  423,165,571.    471,337,209.   894,502,780.
Principal Reduction                                           4,496,861        4,077,95      8,574,818
Ending Aggregate Mortgage Loan Balance                     418,668,710.    467,259,251.   885,927,962.

Beginning Aggregate Mortgage Loan Count                            7908            4923          12831
Ending Aggregate Mortgage Loan Count                               7834            4883          12717

Current Weighted Average Coupon Rate                         11.126652%      10.514227%     10.803949%
Next Weighted Average Coupon Rate                            11.121133%      10.528565%     10.808599%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              692,12           236,2         928,36
Curtailments
Prepayments                                                   3,804,741        3,841,66      7,646,408
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     4,496,861        4,077,95      8,574,818

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     133,01           155,1         288,16
Less: Amounts to Cover Interest Shortfalls                          2,8              2,            5,3
Less: Delinquent Service Fees                                      43,3            41,2           84,5
Collected Servicing Fees for Current Period:                       86,8           111,4         198,28

Advanced Principal                                               114,47            25,3         139,86
Advanced Interest                                                945,84           857,1      1,802,964

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             3,804,74                        1,297,91
A-2
A-3
A-4
A-5
A-6
A-7
A-8                889,6                           387,0
A-9             2,952,01                        1,284,42
A-IO
B-1
M-1
M-2
R

Total           7,646,40                        2,969,41

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             13.292549%        1,228,83      1,297,911        2,526,74    10,625,000.
Group II       No             N/A               1,446,55      1,671,508        3,118,06    15,437,500.

Total                                           2,675,38      2,969,419        5,644,80    26,062,500.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                 42,500,000.00

Group II Insured Payment Included in amounts Distributed                      -



TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                           6,165,960.02

        Principal Collected:                                  8,434,957.20

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                             -

        Delinquency Advances on Mortgage Interest:            1,802,964.57

        Delinquency Advances on Mortgage Principal               139,861.33

        Substitution Amounts:                                                 -

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:                14,235.31

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                            16,557,978.43

LESS:

        Servicing Fees (including PPIS):                         288,165.10

        Dealer Reserve:                                                       -

        Trustee Fees:                                               6,522.41

        Insurance Premiums:                                        46,414.12

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                               341,101.63

        Total Available Funds:                                                             16,216,876.